UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 18, 2022
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2022, Hyzon Motors Inc. (the "Company") filed a Notification of Late Filing on Form 12b-25, indicating that the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the "Q3 Form 10-Q") would be delayed.

The Company received a notice (the "Notice") on November 16, 2022, from the Nasdaq Listing Qualifications Department ("Nasdaq") indicating that the Company remains in non-compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission. As previously disclosed on Form 8-K filed with the SEC on August 18, 2022, on August 16, 2022, the Company previously received a notice from Nasdaq indicating that as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the "Q2 Form 10-Q" and, together with the Q3 Form 10-Q, the "Forms 10-Q"), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1).

The Notice will have no immediate effect on the listing or trading of the Company’s common stock, although there can be no assurances that further delays in the filing of the Forms 10-Q will not have an impact on the listing or trading of the Company’s common stock. Nasdaq indicated that the Company must: (i) no later than December 1, 2022, submit an update to its original plan to regain compliance with respect to the filing requirement; (ii) on or before January 16, 2023, submit a summary of the Company's previously announced internal investigation; and (iii) on or before February 13, 2023, file the delinquent Forms 10-Q. The Company intends to file the delinquent Forms 10-Q as soon as practicable.

Item 7.01     Regulation FD Disclosure.

On November 18, 2022, the Company issued press release announcing receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 18, 2022, issued by the Company
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: November 18, 2022	By:	/s/ Samuel Chong
	Name:	Samuel Chong
	Title:	Chief Financial Officer